Exhibit 10.1

AMENDMENT AND LIMITED WAIVER TO THE NOTE AGREEMENTS

This AMENDMENT AND LIMITED WAIVER TO THE NOTE AGREEMENTS (this “Amendment and Waiver”) is dated as of December 14, 2011 and is made with reference to (i) that certain Purchase Agreement dated as of July 17, 2006 (as amended by that certain First Amendment to Purchase Agreement dated as of March 12, 2008, that certain Second Amendment to Purchase Agreement dated as of September 26, 2008, that certain Amendment and Limited Waiver to the Note Agreements dated as of April 1, 2009 (the “April 2009 Amendment”), that certain Amendment and Limited Waiver to the Note Agreements dated as of June 22, 2009 (the “June 2009 Amendment”) and that certain Amendment and Limited Waiver to the Note Agreements dated as of March 16, 2010 (the “March 2010 Amendment”)), among NextWave Wireless LLC, a Delaware limited liability company (“NextWave”), certain guarantors named therein, certain purchasers named therein and The Bank of New York Mellon (formerly known as The Bank of New York) (“BNYM”), as Collateral Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Purchase Agreement”), (ii) that certain Second Lien Subordinated Note Purchase Agreement dated as of October 9, 2008 (as amended by the April 2009 Amendment, the June 2009 Amendment and the March 2010 Amendment and as supplemented by that certain Second Lien Incremental Indebtedness Agreement dated as of July 2, 2009), among NextWave, NextWave Wireless Inc., a Delaware corporation (“Parent”), certain guarantors named therein, certain purchasers named therein and BNYM, as Collateral Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Purchase Agreement”), and (iii) that certain Third Lien Subordinated Exchange Note Exchange Agreement dated as of October 9, 2008 (as amended by the April 2009 Amendment, the June 2009 Amendment and the March 2010 Amendment), among NextWave, Parent, certain guarantors named therein, certain purchasers named therein and BNYM, as Collateral Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Third Lien Exchange Agreement”, and together with the First Lien Purchase Agreement and the Second Lien Purchase Agreement, each a “Note Agreement” and, collectively, the “Note Agreements”). Capitalized terms used, but not defined herein, shall have the respective meanings ascribed thereto in the applicable Note Agreement.

WHEREAS, NextWave has requested to extend the Maturity Date of all Notes issued under the First Lien Purchase Agreement to December 31, 2012, to extend the Maturity Date of all Notes issued under the Second Lien Purchase Agreement to January 31, 2013 and to extend the Maturity Date of all Notes issued under the Third Lien Exchange Agreement to February 28, 2013 (collectively, the “Maturity Extension”);

WHEREAS, the Noteholders party hereto are willing to consent to the Maturity Extension and make certain amendments to the Note Agreements as set forth below in order to facilitate the Maturity Extension;

WHEREAS, pursuant to that certain Forbearance Agreement (the “Forbearance Agreement”), dated as of August 1, 2011, by and among NextWave, Parent, certain guarantors named therein, the holders of all of the Notes issued pursuant to the First Lien Purchase Agreement, the Second Lien Purchase Agreement and the Third Lien Exchange Agreement, respectively (collectively, the “Noteholders”), and BNYM, as Collateral Agent under the First Lien Purchase Agreement, the Second Lien Purchase Agreement and the Third Lien Exchange Agreement, respectively, the Noteholders agreed to forbear from taking any Enforcement Action (as defined in the Forbearance Agreement) with respect to, among other things, Events of Default existing in respect of (a) the failure by NextWave to pay the principal of, and premium and interest on the First Lien Notes on or prior to August 1, 2011 under the First Lien Purchase Agreement in breach of Section 5.2 of the First Lien Purchase Agreement, constituting Events of Default under Sections 6.1(a) and (b) of the First Lien Purchase Agreement, Section 6.1(g) of the Second Lien Purchase Agreement and Section 6.1(g) of the Third Lien Exchange Agreement and (b) the failure by NextWave to pay the principal of, and premium and interest on the Second Lien Notes on or prior to November 30, 2011 under the Second Lien Purchase Agreement in breach of Section 5.2 of the Second Lien Note Purchase Agreement and Section 5.3(a) of the First Lien Purchase Agreement, constituting Events of Default under Sections 6.1(a) and (b) of the Second Lien Purchase Agreement, Section 6.1(e) of the First Lien Purchase Agreement and Section 6.1(g) of the Third Lien Exchange Agreement (collectively, the “Past Defaults”);

WHEREAS, NextWave desires for the Holders under the First Lien Purchase Agreement, the Second Lien Purchase Agreement and the Third Lien Exchange Agreement to waive the Past Defaults, and such Holders are willing to do so, but only to the extent, and on the terms and conditions expressly set forth herein; and

WHEREAS, the Noteholders are willing to amend or waive certain additional provisions of the Note Agreements on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce the Noteholders party hereto to enter into this Amendment and Waiver and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Waivers and Consents Relating to Maturity Extension. Subject to the terms and conditions of this Amendment and Waiver, and solely to the extent described herein (i) the Holders under the First Lien Purchase Agreement hereby waive compliance with Section 5.29 of the First Lien Purchase Agreement and provide their consent pursuant to Section 7.01 of the Intercreditor Agreement to permit the Maturity Extension of the Notes issued under the Second Lien Purchase Agreement and the Notes issued under Third Lien Exchange Agreement, (ii) the Holders under the Second Lien Purchase Agreement hereby waive compliance with Section 5.26 of the Second Lien Purchase Agreement and provide their consent pursuant to Section 7.01 of the Intercreditor Agreement to permit the Maturity Extension of the Notes issued under the First Lien Purchase Agreement and the Notes issued under the Third Lien Exchange Agreement, and (iii) the Holders under the Third Lien Exchange Agreement hereby provide their consent pursuant to Section 7.01 of the Intercreditor Agreement to permit the Maturity Extension of the Notes issued under the First Lien Purchase Agreement and the Notes issued under the Second Lien Purchase Agreement.

Section 2. Waiver of Past Defaults. Subject to the terms and conditions of this Amendment and Waiver, and solely to the extent described herein, (i) the Holders under the First Lien Purchase Agreement hereby waive the Past Defaults thereunder, (ii) the Holders under the Second Lien Purchase Agreement hereby waive the Past Defaults thereunder and (iii) the Holders under the Third Lien Exchange Agreement hereby waive the Past Defaults thereunder, and each hereby waive any and all right to exercise any rights and remedies with respect to the Past Defaults that may have been available pursuant to the First Lien Purchase Agreement, the Second Lien Purchase Agreement, the Third Lien Exchange Agreement and applicable law, including, without limitation, the right to claim Default Interest or Payment Default Interest, as applicable, with respect thereto.

Section 3. Limitation of Waiver. Without limiting the generality of the provisions of Section 10.3 of each Note Agreement, each limited waiver set forth above shall be limited precisely as written and relate solely to the noncompliance of the Note Parties with the provisions of the Note Agreements referenced therein in the manner and to the extent described in Sections 1 and 2 of this Amendment and Waiver. Except as explicitly set forth herein, nothing in this Amendment and Waiver shall be deemed to constitute an amendment of or a waiver of compliance by any Note Party with respect to the Note Agreements in any other instance or with respect to any other term, provision or condition of any of the Note Agreements or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Note Agreements, as previously amended and waived in writing, shall remain in full force and effect and in all other respects are hereby ratified and confirmed, and nothing in this Amendment and Waiver shall be deemed to prejudice any right or remedy that any Holder may now have (except to the extent the same was based upon the Past Defaults that will not exist after giving effect to this Amendment and Waiver) or may have in the future under or in connection with any Note Agreement or any other instrument or agreement referred to therein.

Section 4. Amendments to First Lien Purchase Agreement.

(a) The cover page of the First Lien Purchase Agreement is hereby amended by deleting the year “2011” and replacing it with the year “2012”.

(b) The first sentence of Section 1.1(a) of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a) The Company has authorized and issued $350,000,000 aggregate Stated Value of its Senior Secured Notes due December 31, 2012 (the “Initial Notes”).”

(c) The definition of “Maturity Date” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means December 31, 2012.”

(d) The definition of “Second Lien Notes” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Second Lien Notes” means (i) the $105,263,157 in aggregate principal amount of senior-subordinated secured second lien notes of the Company due January 31, 2013 issued on October 9, 2008 plus (ii) any senior-subordinated secured second lien notes of the Company due January 31, 2013 evidencing any Incremental Indebtedness, or, in each case, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Second Lien Purchase Agreement and the Intercreditor Agreement. After any refinancing, extension or replacement of any Indebtedness under such senior-subordinated secured second lien notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “Second Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

Section 5. Amendments to the Second Lien Purchase Agreement.

(a) The cover page of the Second Lien Purchase Agreement is hereby amended by deleting the year “2011” and replacing it with the year “2013”.

(b) The definition of “Maturity Date” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means January 31, 2013.”

(c) The definition of “Exchange Notes” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Exchange Notes” means the $478,294,966 in aggregate principal amount of Third Lien Subordinated Secured Convertible Notes of Parent due February 28, 2013 issued on the date hereof, or such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Exchange Note Exchange Agreement and the Intercreditor Agreement. After any refinancing, extension or replacement of any Indebtedness under such Third Lien Subordinated Secured Convertible Notes of Parent pursuant to the terms of the Intercreditor Agreement, the term “Exchange Notes” shall mean any notes evidencing the Indebtedness of Parent incurred in connection with such refinancing, extension or replacement.”

(d) The definition of “First Lien Notes” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““First Lien Notes” means (i) the $350,000,000 in aggregate principal amount of senior secured notes of the Company due December 31, 2012 issued on July 17, 2006, plus (ii) any senior secured notes of the Company due December 31, 2012 evidenced by any Senior Incremental Notes, or, in each case, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver, amendment or extension fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the First Lien Purchase Agreement and the Intercreditor Agreement. After any refinancing, extension or replacement of any Indebtedness under such senior secured notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “First Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

Section 6. Amendments to the Third Lien Exchange Agreement.

(a) The cover page of the Third Lien Exchange Agreement is hereby amended by deleting the year “2011” and replacing it with the year “2013”.

(b) The definition of “Maturity Date” in the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means February 28, 2013.”

(c) The definition of “First Lien Notes” in the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

““First Lien Notes” means (i) the $350,000,000 in aggregate principal amount of senior secured notes of the Company due December 31, 2012 issued on July 17, 2006, plus any senior secured notes of the Company due December 31, 2012 evidenced by any Senior Incremental Notes, or, in each case, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver, amendment or extension fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the First Lien Purchase Agreement and the Intercreditor Agreement. After any refinancing, extension or replacement of any Indebtedness under such senior secured notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “First Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

(d) The definition of “Second Lien Notes” in the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

““Second Lien Notes” means (i) the $105,263,157 in aggregate principal amount of senior-subordinated secured second lien notes of the Company due January 31, 2013 issued on October 9, 2008 plus (ii) any senior-subordinated secured second lien notes of the Company due January 31, 2013 evidencing any Incremental Indebtedness (as defined in the Second Lien Purchase Agreement), or, in each case, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Second Lien Purchase Agreement and the Intercreditor Agreement. After any refinancing, extension or replacement of any Indebtedness under such senior-subordinated secured second lien notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “Second Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

Section 7. Omnibus Amendment to Notes.

(a) First Lien Notes. Each Note and Senior Incremental Note (each as defined in the First Lien Purchase Agreement) is hereby amended by: (i) deleting “2011” in the header thereof and replacing it with “2012”; (ii) deleting “17th day of July 2011” in the first paragraph thereof and replacing it with “31st day of December, 2012” and (iii) deleting “2011” in the second paragraph thereof and replacing it with “2012”.

(b) Second Lien Notes. Each Note (as defined in the Second Lien Purchase Agreement) is hereby amended by: (i) deleting “2011” in the header thereof and replacing it with “2013”; (ii) deleting “30th day of November 2011” in the first paragraph thereof and replacing it with “31st day of January, 2013” and (iii) deleting “2011” in the second paragraph thereof and replacing it with “2013”.

(c) Third Lien Notes. Each Note (as defined in the Third Lien Exchange Agreement) is hereby amended by: (i) deleting “2011” in the header thereof and replacing it with “2013”; (ii) deleting “31st day of December, 2011” in the first paragraph thereof and replacing it with “28th day of February, 2013” and (iii) deleting “2011” in the second paragraph thereof and replacing it with “2013”.

Section 8. Conditions Precedent. This Amendment and Waiver shall become effective with respect to each Holder under the First Lien Purchase Agreement, the Second Lien Purchase Agreement and the Third Lien Exchange Agreement, respectively, upon the satisfaction of all of the following conditions precedent:

(a) this Amendment and Waiver has been duly executed and delivered by Parent, NextWave, the guarantors listed on the signature pages hereto and each of the Noteholders; and

(b) each Note Party shall have delivered to each of the Holders resolutions of its Board of Directors or equivalent governing body approving and authorizing the execution, delivery, and performance of this Agreement, certified as of the date hereof by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

Section 9. Representations and Warranties of NextWave and Guarantors. In order to induce the Noteholders party hereto to enter into this Amendment and Waiver, each of NextWave, Parent and the other Guarantors under each of the Note Agreements, by its execution of a counterpart of this Amendment and Waiver, represents and warrants that:

(a) such Note Party has all requisite corporate, partnership or limited liability company power and authority, as applicable, to enter into this Amendment and Waiver and to carry out the transactions contemplated by, and perform its obligations under, the Note Agreements as amended by this Amendment and Waiver (the “Amended Agreements”);

(b) the execution and delivery of this Amendment and Waiver and the performance of the Amended Agreements have been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, on the part of the applicable Note Party;

(c) the execution and delivery by such Note Party of this Amendment and Waiver and the performance by such Note Party of the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Note Party, or violate any Organizational Document of such Note Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any FCC License, Spectrum Lease or other Material Contract of any Note Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Note Party (other than Liens pursuant to the Note Documents), or (iv) require any approval of stockholders, partners or members or any approval or consent of any Person under any Contractual Obligation of any Note Party, except for such approvals or consents obtained on or before the date of this Amendment and Waiver;

(d) the execution and delivery by such Note Party of this Amendment and Waiver and the performance by such Note Party of the Amended Agreements do not require any Governmental Authorization by any Governmental Authority (including the FCC) except to the extent obtained on or before the date of this Amendment and Waiver;

(e) this Amendment and Waiver has been duly executed and delivered by such Note Party and this Amendment and Waiver and the Amended Agreements are the legally valid and binding obligations of such Note Party, enforceable against such Note Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(f) after giving effect to this Amendment and Waiver, no Default or Event of Default exists under the Note Agreements;

(g) no Holder has received a fee in consideration of such Holder’s consent to this Amendment and Waiver; and

(h) after giving effect to this Amendment and Waiver, such Note Party has performed or is in the process of performing in all material respects all agreements to be performed on its part as set forth in the Amended Agreements.

Section 10. Acknowledgement of Security Interests. Each Note Party hereby acknowledges, confirms and agrees that each Collateral Agent, for itself and the benefit of the respective Holders, has and shall continue to have valid, enforceable and perfected liens upon and security interests in the Collateral granted to such Collateral Agent, for itself and the benefit of such Holders, pursuant to the respective Note Documents.

Section 11. Guarantor Acknowledgment and Consent. Each guarantor (or pledgor) listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that any of the Guaranties and Collateral Documents (each a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Waiver.

Section 12. Release.

(a) Except with respect to the matters, rights and obligations specified in Section 12(b) below, each Note Party, and to the extent permitted under applicable law, each Note Party’s respective directors, officers, agents, servants, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and each of them (collectively, the “Releasors”) hereby releases and forever discharges each Noteholder, each Collateral Agent and each of their respective parents, subsidiaries and affiliates, past or present, and each of them, as well as each of their respective directors, officers, agents, servants, employees, shareholders, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, fixed or contingent, suspected or unsuspected by the Releasors, and whether concealed or hidden (collectively, “Claims”), which Releasors now own or hold or have at any time heretofore owned or held, which are based upon or arise out of or in connection with any matter, cause or thing existing at any time prior to the date hereof or anything done, omitted or suffered to be done or omitted at any time prior to the date hereof in connection with the Note Documents or this Amendment and Waiver (collectively the “Released Matters”).

(b) It is expressly understood and agreed that it is the intent of Releasors to forever release claims against Releasees arising out of the Released Matters, but that nothing herein shall affect the obligations of the Releasees arising subsequent to the date hereof, including, but not by way of limitation, compliance subsequent to the date hereof with all terms and conditions of this Amendment and Waiver and the Note Documents.

(c) Without limiting the generality of the foregoing, each Note Party for itself and on behalf of the other Releasors expressly releases any and all past, present and future claims in connection with the Released Matters, about which the Releasors do not know or suspect to exist in their favor, whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would materially affect any Releasor’s decision to enter into this release. To this end, to the extent the release under this Section 12 is a release as to which Section 1542 of the California Civil Code or any similar provision of other applicable law applies, each Note Party for itself, and on behalf of each of the other Releasors, waives all rights under Section 1542 of the California Civil Code or such similar provision of other applicable law, and acknowledges that Section 1542 of the California Civil Code provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The waiver above of rights under Section 1542 of the California Civil Code is included solely out of an abundance of caution, and shall not be construed to mean that Section 1542 of the California Civil Code is in any way applicable to the release hereunder.

(d) Each Note Party and each other Releasor knowingly and willingly waives the provisions of any law referenced in paragraph (c) above and acknowledges and agrees that this waiver is an essential and material term of this release. Each Note Party and each other Releasor has reviewed this release with its legal counsel, and understands and acknowledges the significance and consequence of this release and of the specific waiver thereof contained herein.

(e) Each Releasor executing this Agreement represents, warrants and agrees that in executing and entering into this release, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment and Waiver or the Note Documents. Each Releasor understands and expressly assumes the risk that any fact not recited, contained or embodied therein may turn out hereafter to be other than, different from, or contrary to the facts now known to such Releasor or believed by such Releasor to be true. Nevertheless, each Releasor intends by this release to release fully, finally and forever all Released Matters and agrees that this release shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

Section 13. Governing Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 14. Waiver of Jury Trial. EACH PARTY HERETO HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT AND WAIVER. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Parties each acknowledge that this waiver is a material inducement for the Parties to enter into a business relationship, that the Parties have already relied on the waiver in entering into this Amendment and Waiver and that each will continue to rely on the waiver in their related future dealings. The Parties further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 14 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT AND WAIVER. In the event of litigation, this Amendment and Waiver may be filed as a written consent to a trial by the court.

Section 15. Miscellaneous.

(a) Reference to and Effect on the Note Agreements and the Other Note Documents. On and after the date of this Amendment and Waiver, each reference in any Note Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to such Note Agreement, and each reference in the other Note Documents to the “Purchase Agreement”, “Exchange Agreement”, “thereunder”, “thereof” or words of like import referring to such Note Agreement shall mean and be a reference to the applicable Amended Agreement.

(b) Except as specifically amended by this Amendment and Waiver, the Note Agreements and the other Note Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Holder under, any Note Agreement or any of the other Note Documents.

Section 16. Fees and Expenses. NextWave acknowledges that all costs, fees and expenses as described in Section 1.4 of the First Lien Purchase Agreement and Section 1.5 of the Second Lien Purchase Agreement incurred by the Holders with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of NextWave. Parent and NextWave each acknowledge that all costs, fees and expenses as described in Section 1.5 of the Third Lien Exchange Agreement incurred by the Holders with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of Parent and NextWave. NextWave agrees to pay the outstanding fees and expenses of the Collateral Agent (including, but not limited to, attorneys’ fees and expenses) on the date of delivery of the Collateral Agent’s signature page to NextWave.

Section 17. Headings. Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

Section 18. Counterparts. This Amendment and Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 19. Certification of Registers; Direction to Collateral Agent.

(a) NextWave, as registrar of the Register (as defined in the First Lien Purchase Agreement), hereby certifies to the Collateral Agent under the First Lien Purchase Agreement, and the Holders under the First Lien Purchase Agreement hereby acknowledge, that the undersigned Noteholders are the holders of 100% of the aggregate outstanding principal amount of the Notes issued under the First Lien Purchase Agreement; (ii) NextWave, as registrar of the Register (as defined in the Second Lien Purchase Agreement), hereby certifies to the Collateral Agent under the Second Lien Purchase Agreement, and the Holders under the Second Lien Purchase Agreement hereby acknowledge, that the undersigned Noteholders are the holders of 100% of the aggregate outstanding principal amount of the Notes issued under the Second Lien Purchase Agreement; and (iii) the Parent, as registrar of the Register (as defined in the Third Lien Exchange Agreement), hereby certifies to the Collateral Agent under the Third Lien Exchange Agreement, and the Holders under the Third Lien Exchange Agreement hereby acknowledge, that the undersigned Noteholders are the holders of 100% of the aggregate outstanding principal amount of the Notes issued under the Third Lien Exchange Agreement.

(b)(i) Each of the undersigned Noteholders hereby authorizes and directs the Collateral Agent under the First Lien Purchase Agreement to execute and deliver this Amendment and Waiver in accordance with the Collateral Agency Agreement (as defined in the First Lien Purchase Agreement); (ii) each of the undersigned Noteholders hereby authorizes and directs the Collateral Agent under the Second Lien Purchase Agreement to execute and deliver this Amendment and Waiver in accordance with the Collateral Agency Agreement (as defined in the Second Lien Purchase Agreement); and (iii) each of the undersigned Noteholders hereby authorizes and directs the Collateral Agent under the Third Lien Exchange Agreement to execute and deliver this Amendment and Waiver in accordance with the Collateral Agency Agreement (as defined in the Third Lien Exchange Agreement).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK – SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment and Waiver to be executed by their respective duly authorized officers as of the date first written above.

NEXTWAVE WIRELESS LLC

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	Treasurer

NEXTWAVE BROADBAND INC., NW SPECTRUM CO., AWS WIRELESS INC.,
and WCS WIRELESS LICENSE SUBSIDIARY, LLC

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	President and Treasurer

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	Executive Vice President and
Chief Financial Officer

FIRST LIEN HOLDERS

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC, its general partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By:	Avenue Capital Partners IV, LLC, its general partner
	By:	GL Partners IV, LLC, its managing member

		By:	/s/ Sonia Gardner
		Name:	Sonia Gardner
		Title:	Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.
By:	Avenue Capital Partners V, LLC, its general partner
	By:	GL Partners V, LLC, its managing member

		By:	/s/ Sonia Gardner
		Name:	Sonia Gardner
		Title:	Member

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

FIRST LIEN HOLDERS (cont.)

SOLA LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

	By:	/s/ Gordon Yeager
	Name:	Gordon Yeager
	Title:	Executive Vice President

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

	By:	/s/ Gordon Yeager
	Name:	Gordon Yeager
	Title:	Executive Vice President

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

SECOND LIEN HOLDERS

AVENUE AIV US, L.P.
By:	Avenue AIV US Genpar, LLC its general partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

SECOND LIEN HOLDERS (cont.)

SOLA LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

	By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Executive Vice President

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS

AVENUE-CDP GLOBAL OPPORTUNITIES FUND, L.P.
By:	Avenue Global Opportunities Fund GenPar, LLC, its general partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.
By:	Avenue International Master Fund GenPar, Ltd., its general partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Director

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC, its general partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By:	Avenue Capital Partners IV, LLC, its general partner
	By:	GL Partners IV, LLC, its managing member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

SOLA LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

	By:	/s/ Gordon Yeager
	Name:	Gordon Yeager
	Title:	Executive Vice President

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

	By:	/s/ Gordon Yeager
	Name:	Gordon Yeager
	Title:	Executive Vice President

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

KEVIN FINN & MADELINE MARIN FINN LIVING TRUST

By:	/s/ Kevin Finn
Name: Kevin Finn
Title: Trustee

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

LONESTAR PARTNERS, LP

By:	Lonestar Capital Management, LLC
Its Investment Adviser

By:	/s/ Yedi Wong
	Name:	Yedi Wong
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

ALDEN GLOBAL DISTRESSED OPPORTUNITIES MASTER FUND, L.P.

By:	Alden Global Capital Limited,
Investment Manager

By:	Alden Global Capital
(a Division of Smith Management LLC),
Service Provider to the Investment Manager

By:	/s/ David B. Zales
	Name:	David B. Zales
	Title:	Vice-President and Secretary

ALDEN GLOBAL VALUE RECOVERY MASTER FUND, L.P.

By:	Alden Global Capital Limited,
Investment Manager

By:	Alden Global Capital
(a Division of Smith Management LLC),
Service Provider to the Investment Manager

By:	/s/ David B. Zales
	Name:	David B. Zales
	Title:	Vice-President and Secretary

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

/s/ Douglas F. Manchester
Douglas F. Manchester

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

NAVATION INC.

By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]

THIRD LIEN HOLDERS (cont.)

POLGYON RECOVERY FUND L.P.
By: Polygon Recovery Fund GP, its general partner

By:	/s/ Erick M. W. Caspersen
	Name:	Erick M. W. Caspersen
	Title:	Authorized Signatory

[SIGNATURE PAGE TO NOTEHOLDER AMENDMENT AND LIMITED WAIVER]